EXHIBIT(c8)

NUMBER                             [LOGO]                                 SHARES


                            CMC STRATEGIC EQUITY FUND
         A SERIES PORTFOLIO OF CMC FUND TRUST, AN OREGON BUSINESS TRUST


This Certifies that


*SEE REVERSE FOR
CERTAIN DEFINITIONS


is the owner of
fully paid and non-assessable Shares of the CMC Strategic Equity Fund transferable on the books of the Fund by the holder thereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent.
         Witness the facsimile signatures of its duly authorized officers.



MARK A. WENTZIEN
SECRETARY





Dated:



JEFF B. CURTIS
PRESIDENT



COUNTERSIGNED:
BY TRANSFER AGENT

-------------------------------------------------------------------
Authorized Officer








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REQUIREMENTS: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
         THE SIGNATURE(S) MUST BE GUARANTEED BY A COMMERCIAL BANK OR BY A SECURITIES FIRM HAVING MEMBERSHIP ON A RECOGNIZED NATIONAL SECURITIES EXCHANGE, WHOSE SIGNATURE(S) IS KNOWN TO THE TRANSFER AGENT OF THE FUND.


         For value received, ______________hereby sell, assign and transfer unto


______________________________________________________________________
       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

______________________________________________________________________


________________________________________________________________Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within-named Fund with full power of substitution in the premises.

         Dated, __________________________ 20____

     ______________________________________________________________________
                                       Owner
     ______________________________________________________________________
                             Signature of Co-Owner, if any

         IMPORTANT:  BEFORE SIGNING, READ AND COMPLY CAREFULLY
                            WITH REQUIREMENTS PRINTED ABOVE.

SIGNATURE(S) GUARANTEED BY:______________________________________


     *The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT  - as tenants by the entireties

JT TEN      - as joint tenants with right of
                      survivorship and not as tenants
                      in common

                    Additional abbreviations may also be used though not in the above list.


     ______________________________________________________________________
                  THIS SPACE MUST NOT BE COVERED IN ANY WAY